UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-10093

T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Item 1. Report to Shareholders

U.S. Bond Enhanced Index Fund	October 31, 2013

The views and opinions in this report were current as of October 31, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Credit markets reached a turning point midway through our fiscal year, as long-term Treasury interest rates rose sharply in response to fears of a change in Federal Reserve policy. After recording gains early in the period, almost all major segments turned lower for the 12 months, with long-term government bonds hit the hardest. Interest rates stabilized late in the period, however, as the Fed delayed tapering its asset purchase program. Throughout the period, modest economic growth also boosted issuer fundamentals and provided a buffer to investors in credit-sensitive sectors such as corporate bonds. Your fund recorded a loss in this rising-rate environment, but our declines were moderated by segments where credit considerations or other dynamics factored into total return.

Your fund returned -1.45% over its fiscal year ended October 31, 2013, trailing the Barclays U.S. Aggregate Bond Index. As shown in the Performance Comparison table, the fund lagged its benchmark in the last six months, when the bond market’s returns worsened. The fund’s net asset value decreased by $0.67 over the past 12 months, while dividends of $0.33 per share were $0.01 lower than they were in the prior fiscal year.

ECONOMY AND INTEREST RATES

Credit markets turned a corner midway through our fiscal year, resulting in a very different performance in the first and second halves of the period. In the final two months of 2012 and the early part of 2013, bonds continued to perform well as economic growth remained subdued and monetary policy stayed accommodative. At the start of the year, gridlock in Washington resulted in both widespread tax increases and budget sequestration, a series of steep, automatic cuts to defense and discretionary spending programs. With the already modest economic expansion slowed further by fiscal contraction, the Federal Reserve kept in place its highly accommodative monetary policy, including near-zero short-term interest rates and $85 billion in monthly purchases of Treasury bonds and agency mortgage-backed securities (MBS), which are designed to keep long-term rates low. Alongside similar policies from other central banks, the Fed’s accommodative policy encouraged investors to increase exposure to areas of the market, such as corporate and emerging market debt, that offered more attractive yields and greater risks. The slowly improving economy also allowed corporations to use profits to strengthen balance sheets, providing a boost to credit-sensitive issues.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have risen off record lows but may remain below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important clues about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics table) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every 1% rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some bond sectors (broken out in the Security Diversification table) offer an added degree of protection from rising rates. Floating rate bonds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank debt usually has a credit profile that is below investment quality, which means these bonds have greater exposure to default risk. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early. The government has lately taken steps to encourage refinancing, however, which may cause some borrowers to pay off their loans even as rates rise.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification table) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

Credit market sentiment turned sharply negative in May, however, when Fed Chairman Ben Bernanke indicated that improving economic conditions might lead the Fed to soon taper its asset purchases, a possibility that was confirmed in the Fed’s June policy statement. The resulting “taper tantrum” saw long-term yields rise sharply, with the yield on the 10-year note nearly doubling from May, when it stood at just over 1.6%, to early September, when it nearly touched 3.0%. The Fed surprised investors, however, deciding at its mid-September meeting not to begin drawing down purchases as many had anticipated. The Fed cited persistent weakness in the labor market and some tightening credit conditions as reasons for caution, alongside the potential for renewed fiscal uncertainty. Indeed, a partial federal government shutdown in October and brinkmanship over raising the federal debt ceiling accelerated a decline in Treasury yields that started in early September.

The yield on the 10-year Treasury note retraced only a portion of its advance, however, leaving it sharply higher over the past 12 months. Yields on five-year notes also rose substantially. Meanwhile, short-term rates remained at very low levels, reflecting the Fed’s pledge not to guide short-term rates higher until the labor market had improved significantly—assuming inflation remained contained.

MARKET NEWS

Most of the major investment-grade segments recorded losses in the period, with sharply negative returns in the past six months wiping out smaller gains early in the year. Commercial mortgage-backed securities fared better than other sectors, due in part to diminishing credit-quality concerns, a continued healing in demand for office space, and modest levels of new construction. MBS also fared better than might have been expected given the prospect of diminishing Fed purchases, as supply remained limited and rising mortgage rates late in the period limited prepayments. U.S. Treasuries, which are the most sensitive to rising interest rates given their lack of credit risk, fared worst.

PORTFOLIO REVIEW

The fund is designed for investors who want to benefit from broad exposure to investment-grade bonds. Its objective is to closely track the performance of the Barclays U.S. Aggregate Bond Index after fees, but we attempt to compensate for fund expenses by seeking modest additional returns through small variations in sector weightings.

To a lesser extent, typically, we also employ what is referred to as “curve positioning” or “duration management”—adjustments in the mix of maturities of our holdings based on our view of interest rates.

Although only a secondary part of our strategy, duration management was the primary factor weighing on our returns relative to the Barclays benchmark. Early in the period, our slightly long-duration posture—in other words, our relatively high level of exposure to changes in interest rates—did not prove favorable when yields increased sharply. In recent months, we have adopted a more conservative duration posture, which should help protect the fund if rates increase further.

Conversely, security selection was the largest contributor to our relative returns. Selection among MBS helped the most, with the largest contribution coming from our overweight to medium-coupon securities (those with coupons of 4% to 5%). Lower-coupon MBS have been the target of Fed buying, and these issues performed worst when investors grew alarmed at the prospect of the Fed tapering its purchases. Meanwhile, higher-coupon issues have been weighed down by policy risk in the form of the Obama administration’s push to further streamline refinance programs for troubled homeowners, which threatens to increase prepayments on these older-vintage issues.

Our selection among asset-backed securities also helped performance, although our overweight in the segment detracted. We invested in two issues backed by the franchise royalties and fees of quick-service restaurant franchises, which were helped by the improving economy and generally stronger consumer patterns.

As has often been the case in recent years, our underweight allocation to Treasuries and a corresponding overweight to credit-sensitive sectors boosted results. While yields on investment-grade corporate bonds increased, they did not rise as much as equivalent Treasury yields, meaning that so-called credit spreads narrowed somewhat over the full 12-month period. Such spreads had widened when the Fed first suggested it might taper, but they contracted considerably when the Fed announced in mid-September that it would delay making any changes to its asset purchase program—an indicator that investors had regained their appetite for risk.

Finally, the fund benefited from its modest holdings of securities that are not included in the Barclays benchmark. This was particularly true of our position in bonds issued by foreign governments. Many government bonds, especially in emerging markets, offer yields that are substantially higher than Treasury yields, and we are making use of our global analyst team to assess where the risk/reward ratio offers an appropriate opportunity to boost returns.

OUTLOOK

Fixed income markets received a boost from the Federal Reserve’s decision to delay tapering, but it appears highly likely that the Fed will finally begin to dial back on its extraordinary stimulus program in the coming months. On the other hand, long-term rate increases are likely to be tempered by the continuing slow pace of the economic recovery, meaning that fears of a bond “bubble” about to burst are probably overblown.

While bond investors would be well advised to lower their expectations for total return, they also should not lose sight of the opportunities that still exist. Many segments still offer decent current income and the potential for some further price appreciation. We are pleased to work with a large, global team of internal analysts in an attempt to find these opportunities, and we look forward to updating our results with you in six months.

Respectfully submitted,

Robert M. Larkins
President of the fund and chairman of its Investment Advisory Committee

November 19, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Funds that invest in fixed income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Commercial mortgage-backed securities: Bonds backed by loans on commercial rather than residential properties.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate (or target rate): The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

SEC yield (30 day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an account service fee that is not included in the accompanying table. The account service fee is charged on a quarterly basis, usually during the last week of a calendar quarter, and applies to accounts with balances below $10,000 on the day of the assessment. The fee is charged to accounts that fall below $10,000 for any reason, including market fluctuations, redemptions, or exchanges. When an account with less than $10,000 is closed either through redemption or exchange, the fee is charged and deducted from the proceeds. The fee applies to IRAs but not to retirement plans directly registered with T. Rowe Price Services or accounts maintained by intermediaries through NSCC® Networking. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	Year Ended 10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
NET ASSET VALUE					
Beginning of period	$ 11.76	$ 11.53	$ 11.38	$ 10.98	$ 10.03
Investment activities					
Net investment income[1]	0.27	0.29	0.35	0.42	0.47
Net realized and unrealized gain / loss	(0.44)	0.32	0.18	0.41	0.96
Total from investment activities	(0.17)	0.61	0.53	0.83	1.43
Distributions					
Net investment income	(0.33)	(0.34)	(0.38)	(0.43)	(0.48)
Net realized gain	(0.17)	(0.04)	–	–	–
Total distributions	(0.50)	(0.38)	(0.38)	(0.43)	(0.48)
NET ASSET VALUE					
End of period	**$ 11.09**	**$ 11.76**	**$ 11.53**	**$ 11.38**	**$ 10.98**

Ratios/Supplemental Data

Total return[2]	**(1.45)%**	**5.42%**	**4.83%**	**7.71%**	**14.46%**
Ratio of total expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	2.34%	2.52%	3.05%	3.75%	4.45%
Portfolio turnover rate	75.0%[3]	131.7%[3]	112.8%[3]	33.9%	25.7%
Portfolio turnover rate, excluding mortgage dollar roll transactions	35.4%	102.7%	96.6%	33.9%	25.7%
Net assets, end of period (in millions)	$ 556	$ 865	$ 1,189	$ 615	$ 450

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

(3) The portfolio turnover rate calculation includes purchases and sales from the mortgage dollar roll transactions (see Note 3).

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 27.9%		
FINANCIAL INSTITUTIONS 10.3%		
Banking 6.3%		
Abbey National Treasury Services, 3.875%, 11/10/14 (1)	450	463
American Express, 8.125%, 5/20/19	590	769
Australia & New Zealand Banking, 3.70%, 1/13/15 (1)	250	259
Banc One, 7.625%, 10/15/26	4	5
Bank of America, 3.625%, 3/17/16	550	581
Bank of America, 3.75%, 7/12/16	560	595
Bank of America, 6.00%, 10/15/36	300	346
Bank of New York Mellon, 1.70%, 11/24/14	600	608
Bank of New York Mellon, 5.45%, 5/15/19	340	392
Bank of Nova Scotia, 2.55%, 1/12/17	950	991
Banque Federale Credit Mutuel, 2.50%, 10/29/18 (1)	600	601
Barclays Bank, 2.75%, 2/23/15	600	615
Barclays Bank, 5.00%, 9/22/16	275	305
BB&T, 2.05%, 4/28/14	600	604
BB&T, 5.25%, 11/1/19	200	225
BNP Paribas, 3.60%, 2/23/16	400	423
BPCE, 5.70%, 10/22/23 (1)	850	873
Capital One Financial, 2.125%, 7/15/14	540	546
Citigroup, 4.587%, 12/15/15	1,050	1,122
Citigroup, 5.50%, 10/15/14	211	220
Citigroup, 5.875%, 1/30/42	450	513
Citigroup, 6.375%, 8/12/14	102	107
Commonwealth Bank of Australia, 5.00%, 10/15/19 (1)	425	477
Countrywide Financial, 6.25%, 5/15/16	86	95
Deutsche Bank AG/London, 3.875%, 8/18/14	225	231
Discover Financial Servicers, 10.25%, 7/15/19	550	704
Fifth Third Bancorp, 3.625%, 1/25/16	1,000	1,054

Goldman Sachs, 3.625%, 2/7/16	1,150	1,213
Goldman Sachs, 5.625%, 1/15/17	400	445
Goldman Sachs, 6.15%, 4/1/18	775	898
Goldman Sachs, 6.75%, 10/1/37	455	491
Goldman Sachs Capital I, 6.345%, 2/15/34	50	50
HSBC Bank, 1.50%, 5/15/18 (1)	800	784
HSBC Bank USA, 5.875%, 11/1/34	550	603
JPMorgan Chase, 1.875%, 3/20/15	505	513
JPMorgan Chase, 3.15%, 7/5/16	500	526
JPMorgan Chase, 3.375%, 5/1/23	595	557
JPMorgan Chase, 4.625%, 5/10/21	900	975
JPMorgan Chase, 6.30%, 4/23/19	295	349
KeyCorp, 3.75%, 8/13/15	500	525
Lloyds TSB Bank, 4.875%, 1/21/16	250	270
Lloyds TSB Bank, 6.50%, 9/14/20 (1)(2)	600	672
Merrill Lynch, 5.00%, 1/15/15	1,200	1,257
Merrill Lynch, 6.875%, 4/25/18	200	237
Merrill Lynch, 6.875%, 11/15/18	65	78
Merrill Lynch, 7.75%, 5/14/38	150	191
Morgan Stanley, 3.80%, 4/29/16	1,405	1,482
Morgan Stanley, 4.00%, 7/24/15	300	314
Morgan Stanley, 6.25%, 8/9/26	175	201
Nordea Bank, 4.875%, 5/13/21 (1)	800	842
Northern Trust, 3.95%, 10/30/25	700	700
PNC Bank, 4.875%, 9/21/17	250	278
PNC Funding, 6.70%, 6/10/19	300	364
Regions Financial, 5.75%, 6/15/15	205	219
Royal Bank of Scotland, 2.55%, 9/18/15	750	768
Royal Bank of Scotland, 4.375%, 3/16/16	300	320
Santander U.K., 5.00%, 11/7/23 (1)	200	199

Societe Generale, 2.50%, 1/15/14 (1)	460	461
State Street, 3.10%, 5/15/23	265	250
SunTrust Banks, 3.60%, 4/15/16	200	211
Toronto-Dominion Bank, 2.50%, 7/14/16	1,080	1,124
U.S. Bancorp, 2.20%, 11/15/16	600	619
U.S. Bank, 4.95%, 10/30/14	200	209
UBS AG Stamford, 4.875%, 8/4/20	250	281
Wachovia, 5.50%, 8/1/35	250	258
Wachovia, 5.75%, 2/1/18	630	736
Wells Fargo, 2.10%, 5/8/17	500	514
Westpac Banking, 4.20%, 2/27/15	300	315
		35,023
Brokerage 0.6%		
Ameriprise Financial, 7.30%, 6/28/19	665	832
BlackRock, 5.00%, 12/10/19	500	573
Jefferies Group, 3.875%, 11/9/15	505	527
Jefferies Group, 5.875%, 6/8/14	80	82
Jefferies Group, 6.25%, 1/15/36	200	194
Raymond James Financial, 4.25%, 4/15/16	1,025	1,083
		3,291
Finance Companies 0.6%		
GATX, 4.85%, 6/1/21	650	674
GE Capital, 4.65%, 10/17/21	300	329
GE Capital, 5.00%, 1/8/16	500	545
GE Capital, 5.50%, 1/8/20	400	462
GE Capital, 6.75%, 3/15/32	1,320	1,612
		3,622

Financial Other 0.0%		
IntercontinentalExchange, 2.50%, 10/15/18	170	173
		173
Insurance 1.6%		
ACE INA Holdings, 5.70%, 2/15/17	150	170
ACE INA Holdings, 5.90%, 6/15/19	150	178
Allstate, 6.125%, 12/15/32	150	178
American International Group, 4.25%, 9/15/14	1,500	1,545
Berkshire Hathaway, 1.90%, 1/31/17	825	844
CNA Financial, 5.875%, 8/15/20	600	695
Markel, 7.125%, 9/30/19	425	511
Met Life Global Funding I, 1.70%, 6/29/15 (1)	715	726
New York Life Global Funding, 2.45%, 7/14/16 (1)	850	881
Principal Financial Group, 8.875%, 5/15/19	225	295
Prudential Financial, 3.00%, 5/12/16	400	419
Prudential Financial, 5.40%, 6/13/35	375	395
Prudential Financial, 6.20%, 1/15/15	90	96
Reinsurance Group of America, 5.00%, 6/1/21	905	973
The Travelers Companies, 6.25%, 6/15/37	225	277
UnitedHealth Group, 0.85%, 10/15/15	160	161
UnitedHealth Group, 1.875%, 11/15/16	220	225
UNUM Group, 5.625%, 9/15/20	150	167
		8,736
Real Estate Investment Trusts 1.2%		
AMB Property, 4.50%, 8/15/17	300	326
AvalonBay Communities, 5.70%, 3/15/17	300	336
AvalonBay Communities, 5.75%, 9/15/16	110	124
Boston Properties, 3.125%, 9/1/23	900	841
Camden Property Trust, 4.625%, 6/15/21	1,000	1,066

ERP Operating, 5.25%, 9/15/14	125	130
ERP Operating, 5.375%, 8/1/16	105	117
Federal Realty Investment Trust, 2.75%, 6/1/23	1,000	916
Hospitality Properties Trust, 7.875%, 8/15/14	350	358
Kilroy Realty, 5.00%, 11/3/15	600	643
Regency Centers, 5.875%, 6/15/17	525	588
Simon Property Group, 5.75%, 12/1/15	650	710
Simon Property Group, 10.35%, 4/1/19	100	137
Ventas Realty, 2.00%, 2/15/18	375	371
		6,663
Total Financial Institutions		57,508

INDUSTRIAL 14.6%

Basic Industry 1.0%

Barrick Gold, 1.75%, 5/30/14	370	371
Barrick Gold, 5.80%, 11/15/34	800	691
Carpenter Technology, 5.20%, 7/15/21	800	839
Du Pont de Nemours, 5.25%, 12/15/16	500	564
Ecolab, 2.375%, 12/8/14	665	677
Lubrizol, 5.50%, 10/1/14	200	210
Packaging Corporation of America, 4.50%, 11/1/23	185	189
Praxair, 5.25%, 11/15/14	350	368
Rio Tinto Finance, 8.95%, 5/1/14	315	328
Teck Resources, 6.00%, 8/15/40	600	574
Vale Overseas, 4.375%, 1/11/22	470	462
Vale Overseas, 6.875%, 11/21/36	560	585
		5,858

Capital Goods 1.2%

Holcim, 6.00%, 12/30/19 (1)	500	573

John Deere Capital, 5.50%, 4/13/17	1,000	1,140
Lockheed Martin, 4.07%, 12/15/42	184	163
Lockheed Martin, 7.65%, 5/1/16	250	291
Odebrecht Finance, 4.375%, 4/25/25 (1)	1,000	900
Raytheon, 7.20%, 8/15/27	200	252
Republic Services, 3.80%, 5/15/18	600	643
Republic Services, 5.50%, 9/15/19	240	274
Roper Industries, 6.25%, 9/1/19	750	877
United Technologies, 5.375%, 12/15/17	300	346
United Technologies, 7.50%, 9/15/29	255	344
Waste Management, 7.375%, 5/15/29	500	624
		6,427
Communications 3.6%		
Alltel, 7.00%, 3/15/16	11	13
America Movil, 5.625%, 11/15/17	100	115
America Movil, 6.375%, 3/1/35	300	331
American Tower, 4.70%, 3/15/22	245	247
American Tower, 7.25%, 5/15/19	500	588
AT&T, 1.60%, 2/15/17	600	604
AT&T, 5.35%, 9/1/40	1,121	1,090
AT&T, 6.55%, 2/15/39	250	279
British Sky Broadcasting, 6.10%, 2/15/18 (1)	300	344
CC Holdings, 3.849%, 4/15/23	410	388
Cellco Partners/Verizon Wireless, 5.55%, 2/1/14	330	333
Comcast, 6.95%, 8/15/37	540	692
Cox Communications, 6.25%, 6/1/18 (1)	500	571
Crown Castle Towers, 6.113%, 1/15/40 (1)	50	57
DirecTV Holdings, 4.75%, 10/1/14	240	249
DirecTV Holdings, 6.35%, 3/15/40	400	413
Discovery Communications, 4.375%, 6/15/21	550	582

Discovery Communications, 5.625%, 8/15/19	175	202
Grain Spectrum Funding, 4.00%, 10/10/18 (1)	850	856
GTP Acquisition, 2.364%, 5/15/43 (1)	990	970
GTP Acquisition, 4.347%, 6/15/41 (1)	210	222
NBC Universal, 4.45%, 1/15/43	500	473
News America, 6.15%, 3/1/37	515	576
News America, 7.25%, 5/18/18	150	183
Omnicom Group, 3.625%, 5/1/22	455	445
Omnicom Group, 4.45%, 8/15/20	520	548
SBA Tower Trust, 3.598%, 4/15/43 (1)	710	693
SBA Tower Trust, 4.254%, 4/15/40 (1)	675	688
Telecom Italia Capital, 5.25%, 11/15/13	250	250
Telecom Italia Capital, 6.175%, 6/18/14	1,385	1,423
Telefonica Emisiones, 3.992%, 2/16/16	1,270	1,334
Time Warner Cable, 7.50%, 4/1/14	155	159
Time Warner Entertainment, 8.375%, 3/15/23	750	880
Verizon Communications, 3.65%, 9/14/18	800	851
Verizon Communications, 5.15%, 9/15/23	500	543
Verizon Communications, 5.50%, 2/15/18	300	341
Verizon Communications, 5.55%, 2/15/16	100	110
Verizon Communications, 6.35%, 4/1/19	350	413
Vivendi, 2.40%, 4/10/15 (1)	810	828
		19,884
Consumer Cyclical 2.4%		
Amazon.com, 0.65%, 11/27/15	805	803
American Honda Finance, 1.125%, 10/7/16	550	553
American Honda Finance, 3.50%, 3/16/15 (1)	200	208
Brinker International, 2.60%, 5/15/18	105	105
Costco Wholesale, 5.50%, 3/15/17	200	228
Daimler Finance North America, 1.875%, 9/15/14 (1)	530	534

DaimlerChrysler, 8.50%, 1/18/31	100	145
Ford Motor Credit, 1.70%, 5/9/16	850	857
Ford Motor Credit, 2.75%, 5/15/15	1,000	1,026
Home Depot, 5.40%, 3/1/16	1,200	1,329
Hyatt Hotels, 3.375%, 7/15/23	185	175
Hyundai Capital America, 3.75%, 4/6/16 (1)	350	367
Hyundai Capital Services, 3.50%, 9/13/17 (1)	605	633
Lowe's Companies, 5.00%, 10/15/15	250	271
McDonald's, 5.30%, 3/15/17	125	142
O'Reilly Automotive, 4.875%, 1/14/21	700	748
PACCAR Financial, 0.75%, 5/16/16	1,000	997
RCI Banque, 3.40%, 4/11/14 (1)	325	328
RCI Banque, 4.60%, 4/12/16 (1)	225	239
Time Warner, 4.70%, 1/15/21	775	839
Toyota Motor Credit, 2.05%, 1/12/17	910	930
Wal-Mart Stores, 5.25%, 9/1/35	450	489
Walt Disney, 1.35%, 8/16/16	650	661
Wesfarmers, 2.983%, 5/18/16 (1)	560	586
Yum! Brands, 5.30%, 9/15/19	400	449
		13,642
Consumer Non-Cyclical 2.4%		
Altria, 4.75%, 5/5/21	1,000	1,078
Altria, 8.50%, 11/10/13	350	350
AmerisourceBergen, 4.875%, 11/15/19	760	858
Amgen, 5.75%, 3/15/40	900	976
Anheuser-Busch InBev, 6.875%, 11/15/19 (3)	500	624
Bestfoods, 6.625%, 4/15/28	5	6
Bristol-Myers Squibb, 6.80%, 11/15/26	6	8
Bunge Finance, 5.90%, 4/1/17	200	221
Bunge Limited Finance, 5.10%, 7/15/15	115	122

Bunge Limited Finance, 8.50%, 6/15/19	265	330
Cardinal Health, 5.80%, 10/15/16	500	565
Catholic Health Initiatives, 1.60%, 11/1/17	65	64
Celgene, 1.90%, 8/15/17	1,000	1,008
Church & Dwight, 3.35%, 12/15/15	130	135
Express Scripts, 3.125%, 5/15/16	595	624
General Mills, 5.70%, 2/15/17	200	227
Gilead Sciences, 2.40%, 12/1/14	450	459
Kaiser Permanente, 3.50%, 4/1/22	445	437
Kraft Foods, 5.375%, 2/10/20	1,200	1,363
Kroger, 7.50%, 1/15/14	150	152
Life Technologies, 3.50%, 1/15/16	900	936
Partners Healthcare, 3.443%, 7/1/21	700	701
PepsiAmericas, 4.875%, 1/15/15	125	132
PepsiCo, 7.90%, 11/1/18	43	55
Pernod-Ricard, 4.45%, 1/15/22 (1)	535	552
Pfizer, 5.35%, 3/15/15	350	373
SABMiller, 6.50%, 7/15/18 (1)	150	179
SABMiller Holdings, 2.45%, 1/15/17 (1)	600	618
		13,153
Energy 2.0%		
Apache, 6.00%, 1/15/37	200	228
BP Capital Markets, 4.75%, 3/10/19	475	533
Canadian Natural Resources, 6.25%, 3/15/38	500	574
ConocoPhillips, 5.90%, 10/15/32	750	881
Devon Energy, 3.25%, 5/15/22	395	384
Devon Financing, 7.875%, 9/30/31	80	104
Diamond Offshore Drilling, 5.70%, 10/15/39	300	345
EnCana, 5.90%, 12/1/17	230	264
EOG Resources, 6.875%, 10/1/18	350	431

Hess, 7.00%, 2/15/14	350	356
Marathon Oil, 6.00%, 10/1/17	250	288
Marathon Oil, 6.60%, 10/1/37	90	110
Motiva Enterprises, 6.85%, 1/15/40 (1)	205	256
Nabors Industries, 5.00%, 9/15/20	400	423
Noble Energy, 6.00%, 3/1/41	525	603
Noble Holding International, 3.45%, 8/1/15	155	161
Petro-Canada, 6.80%, 5/15/38	50	61
Phillips 66, 2.95%, 5/1/17	785	818
Reliance Holdings USA, 5.40%, 2/14/22 (1)	820	840
Rowan Companies, 5.00%, 9/1/17	920	1,002
Suncor Energy, 6.10%, 6/1/18	225	264
Talisman Energy, 3.75%, 2/1/21	1,000	948
Transocean, 7.50%, 4/15/31	150	171
Valero Energy, 6.125%, 6/15/17	200	230
Valero Energy, 9.375%, 3/15/19	435	568
Weatherford International, 9.625%, 3/1/19	300	383
		11,226
Industrial Other 0.1%		
Presidents & Fellows of Harvard University, 3.619%, 10/1/37	385	341
		341
Technology 0.9%		
Apple, 1.00%, 5/3/18	1,015	987
Broadcom, 2.375%, 11/1/15	120	124
Cisco Systems, 5.50%, 2/22/16	1,175	1,304
Fiserv, 3.125%, 6/15/16	300	313
Hewlett-Packard, 1.55%, 5/30/14	490	493
Hewlett-Packard, 2.625%, 12/9/14	880	897
IBM, 6.50%, 1/15/28	11	14

IBM, 8.375%, 11/1/19	100	134
Oracle, 6.50%, 4/15/38	300	374
Xerox, 2.95%, 3/15/17	175	180
Xerox, 8.25%, 5/15/14	135	140
		4,960
Transportation 1.0%		
BAA Funding, 4.875%, 7/15/23 (1)	1,120	1,184
Burlington Northern Santa Fe, 4.70%, 10/1/19	525	588
Burlington Northern Santa Fe, 5.65%, 5/1/17	90	103
Burlington Northern Santa Fe, 6.15%, 5/1/37	100	116
Canadian National Railway, 1.45%, 12/15/16	1,000	1,011
Canadian National Railway, 6.25%, 8/1/34	95	115
Canadian Pacific Railroad, 7.25%, 5/15/19	125	154
Continental Airlines, 4.75%, 7/12/22	192	202
Delta Air Lines, ETC, 4.95%, 5/23/19	172	185
ERAC USA Finance, 4.50%, 8/16/21 (1)	320	338
ERAC USA Finance, 5.25%, 10/1/20 (1)	375	417
Kansas City Southern de Mexico, 3.00%, 5/15/23	340	316
Norfolk Southern, 5.59%, 5/17/25	48	54
Norfolk Southern, 7.25%, 2/15/31	52	66
Norfolk Southern, 7.70%, 5/15/17	200	242
Union Pacific, 4.00%, 2/1/21	600	637
		5,728
Total Industrial		81,219
UTILITY 3.0%		
Electric 1.7%		
Alabama Power, 5.50%, 10/15/17	100	114
Allegheny Energy Supply, 6.75%, 10/15/39 (1)	590	553

Appalachian Power, 7.95%, 1/15/20	350	443
Carolina Power & Light, 6.30%, 4/1/38	100	124
CenterPoint Energy Houston Electric, 6.95%, 3/15/33	100	130
Dominion Resources, 5.20%, 8/15/19	810	921
Florida Power, 6.35%, 9/15/37	170	211
Iberdrola Finance Ireland, 3.80%, 9/11/14 (1)	240	245
Kansas Gas & Electric, 6.70%, 6/15/19 (1)	155	190
MidAmerican Energy, 6.125%, 4/1/36	170	193
National Rural Utilities Cooperative Finance, 3.875%, 9/16/15	150	159
Nevada Power, 6.65%, 4/1/36	400	500
NSTAR Electric, 4.875%, 4/15/14	100	102
Ohio Power, 5.375%, 10/1/21	450	512
Pacific Gas & Electric, 5.625%, 11/30/17	150	173
PacifiCorp, 6.25%, 10/15/37	90	111
PECO Energy, 5.35%, 3/1/18	75	86
PECO Energy, 5.95%, 10/1/36	150	179
PPL WEM Holdings, 3.90%, 5/1/16 (1)	1,000	1,052
Progress Energy, 5.625%, 1/15/16	500	550
PSEG Power, 2.75%, 9/15/16	225	234
Public Service Electric & Gas, 5.70%, 12/1/36	180	212
San Diego Gas & Electric, 6.125%, 9/15/37	170	211
Southern California Edison, 4.15%, 9/15/14	280	289
Southern California Edison, 4.65%, 4/1/15	200	211
Tampa Electric, 6.15%, 5/15/37	700	825
West Penn Power, 5.95%, 12/15/17 (1)	200	230
Xcel Energy, 4.70%, 5/15/20	375	420
		9,180
Natural Gas 1.3%		
AGL Capital, 5.25%, 8/15/19	210	240
Atmos Energy, 8.50%, 3/15/19	105	135

Buckeye Partners, 6.05%, 1/15/18	140	159
DCP Midstream, 4.75%, 9/30/21 (1)	710	722
Enbridge, 4.90%, 3/1/15	150	158
Enbridge, 5.80%, 6/15/14	85	88
Enbridge Energy Partners, 5.20%, 3/15/20	225	247
Enbridge Energy Partners, 5.50%, 9/15/40	400	399
Energy Transfer Partners, 6.50%, 2/1/42	500	549
Enterprise Products Operations, 7.55%, 4/15/38	350	449
Florida Gas Transmission, 3.875%, 7/15/22 (1)	435	434
Kinder Morgan Finance, 5.70%, 1/5/16	175	189
Magellan Midstream Partners, 4.25%, 2/1/21	325	341
Magellan Midstream Partners, 6.55%, 7/15/19	85	102
NiSource Finance, 6.125%, 3/1/22	610	694
Plains All American Pipeline, 5.75%, 1/15/20	450	518
Sempra Energy, 6.50%, 6/1/16	500	567
Southeast Supply Header, 4.85%, 8/15/14 (1)	150	154
Southern California Gas, 5.75%, 11/15/35	140	167
Spectra Energy Capital, 5.65%, 3/1/20	100	109
Williams Partners, 4.125%, 11/15/20	140	144
Williams Partners, 5.25%, 3/15/20	600	657
		7,222
Total Utility		16,402
Total Corporate Bonds (Cost $146,186)		155,129

ASSET-BACKED SECURITIES 4.7%

Car Loan 3.0%

Ally Auto Receivables Trust Series 2011-2, Class A4 1.98%, 4/15/16	965	974

Ally Auto Receivables Trust Series 2011-3, Class A4 1.61%, 5/16/16	2,500	2,522
Ally Master Owner Trust Series 2012-5, Class A 1.54%, 9/15/19	1,355	1,346
AmeriCredit Automobile Receivables Trust Series 2012-4, Class C 1.93%, 8/8/18	365	365
BMW Vehicle Owner Trust Series 2011-A, Class A4 1.03%, 2/26/18	1,395	1,402
CarMax Auto Owner Trust Series 2010-1, Class A4 2.40%, 4/15/15	237	238
CarMax Auto Owner Trust Series 2011-1, Class A4 2.16%, 9/15/16	1,125	1,142
CarMax Auto Owner Trust Series 2011-2, Class A4 1.35%, 2/15/17	2,475	2,496
Ford Credit Auto Lease Trust Series 2011-A, Class A4 1.34%, 9/15/14	205	205
Ford Credit Auto Owner Trust Series 2009-E, Class A4 2.42%, 11/15/14	82	82
Ford Credit Auto Owner Trust Series 2011-A, Class A4 1.65%, 5/15/16	1,346	1,355
Hyundai Auto Receivables Trust Series 2011-A, Class A4 1.78%, 12/15/15	830	837
Hyundai Auto Receivables Trust Series 2011-B, Class A4 1.65%, 2/15/17	625	631
Mercedes-Benz Auto Lease Trust Series 2011-B, Class A4 1.24%, 7/17/17 (1)	2,245	2,247

Porsche Financial Series 2011-1, Class A4 1.19%, 12/17/18 (1)	995	998
		16,840
Credit Card 1.0%		
Bank of America Credit Card Trust Series 2007-A1, Class A1 5.17%, 6/15/19	400	452
Cabela's Credit Card Master Trust Series 2011-2A, Class A1 2.39%, 6/17/19 (1)	1,925	1,990
Nordstrom Private Label Credit Card Master Trust Series 2011-1A, Class A 2.28%, 11/15/19 (1)	3,000	3,091
		5,533
Other Asset-Backed Securities 0.4%		
CKE Restaurants Series 2013-1A, Class A2 4.474%, 3/20/43 (1)	1,707	1,745
GE Equipment Small Ticket Series 2011-1, Class A3 1.45%, 1/21/18 (1)	89	89
John Deere Owner Trust Series 2011-A, Class A4 1.96%, 4/16/18	400	404
		2,238
Whole Business 0.3%		
Dominos Pizza Master Issuer Series 2012-1A, Class A2 5.216%, 1/25/42 (1)	1,207	1,313
		1,313
Total Asset-Backed Securities (Cost $25,470)		25,924

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 5.0%

Collateralized Mortgage Obligations 0.2%		
Sequoia Mortgage Trust Series 2010-H1, Class A1, CMO, ARM 3.75%, 2/25/40	24	23
Sequoia Mortgage Trust Series 2013-6, Class A1, CMO, ARM 2.50%, 5/25/43	1,081	982
Sequoia Mortgage Trust Series 2013-7, Class A2, CMO, ARM 3.00%, 6/25/43	500	475
		1,480
Commercial Mortgage-Backed Securities 4.8%		
Banc of America Commercial Mortgage Series 2005-1, Class A5, ARM 5.264%, 11/10/42	545	568
Banc of America Commercial Mortgage Series 2005-3, Class A2 4.501%, 7/10/43	85	86
Bear Stearns Commercial Mortgage Securities Series 2005-PWR9, Class AAB 4.804%, 9/11/42	171	174
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4, ARM 5.711%, 9/11/38	903	991
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class A4 5.54%, 9/11/41	450	493
Bear Stearns Commercial Mortgage Securities Series 2007-T28, Class AAB 5.746%, 9/11/42	1,052	1,099
Citigroup Commercial Mortgage Trust Series 2004-C1, Class A4, ARM 5.432%, 4/15/40	1,572	1,591
Citigroup/Deutsche Bank Commercial Mortgage Series 2006-CD3, Class A5 5.617%, 10/15/48	1,000	1,097

Commercial Mortgage PTC Series 2007-C9, Class A4, ARM 5.80%, 12/10/49	500	569
FREMF Mortgage Trust Series 2013-K26, Class B, ARM 3.60%, 12/25/45 (1)	960	864
FREMF Mortgage Trust Series 2013-K31, Class B, ARM 3.625%, 7/25/46 (1)	825	729
GE Capital Commercial Mortgage Series 2005-C1, Class A5, ARM 4.772%, 6/10/48	2,845	2,967
Goldman Sachs Mortgage Securities Series 2006-GG6, Class A4, ARM 5.553%, 4/10/38	2,000	2,166
Greenwich Capital Commercial Funding Series 2007-GG9, Class AAB 5.441%, 3/10/39	219	227
JPMorgan Chase Commercial Mortgage Securities Series 2004-C1, Class A3 4.719%, 1/15/38	842	845
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP4, Class ASB, ARM 4.824%, 10/15/42	97	99
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB14, Class A4, ARM 5.481%, 12/12/44	475	511
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB19, Class A4, ARM 5.706%, 2/12/49	550	616
LB-UBS Commercial Mortgage Trust Series 2008-C1, Class AM, ARM 6.151%, 4/15/41	280	316
Merrill Lynch Mortgage Trust Series 2006-C2, Class AM, ARM 5.782%, 8/12/43	1,040	1,129
Morgan Stanley Capital I Series 2007-IQ15, Class A4, ARM 5.91%, 6/11/49	975	1,098

Morgan Stanley Capital I Series 2007-T27, Class A4, ARM 5.647%, 6/11/42	4,000	4,539
Morgan Stanley Capital I Series 2008-T29, Class A3, ARM 6.28%, 1/11/43	1,064	1,096
Morgan Stanley Capital I Series 2008-T29, Class A4, ARM 6.28%, 1/11/43	2,136	2,491
Morgan Stanley Capital I Series 2011-C2, Class A1 1.48%, 6/15/44 (1)	262	263
		26,624
Total Non-U.S. Government Mortgage-Backed Securities (Cost $27,262)		28,104

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 29.9%

U.S. Government Agency Obligations 22.1% (4)

Federal Home Loan Mortgage		
1.749%, 2/25/22	3,588	3,529
1.875%, 4/25/22	3,645	3,592
2.50%, 5/1/28	755	764
3.00%, 9/1/28	2,345	2,430
3.50%, 9/1/26	55	58
4.00%, 8/1/25 - 12/1/41	5,070	5,331
4.50%, 11/1/18 - 10/1/40	6,168	6,588
5.00%, 10/1/18 - 8/1/40	3,837	4,162
5.50%, 3/1/18 - 12/1/39	1,074	1,158
6.00%, 12/1/13 - 8/1/38	938	1,023
6.50%, 4/1/16 - 1/1/36	347	395
7.00%, 6/1/32	5	5
Federal Home Loan Mortgage, ARM		
2.453%, 4/1/37	276	292

2.478%, 7/1/35	124	131
2.634%, 2/1/35	208	222
2.687%, 2/1/37	143	153
5.911%, 12/1/36	92	96
6.128%, 11/1/36	35	37
Federal Home Loan Mortgage, CMO		
0.624%, 5/15/36	477	479
0.674%, 8/15/41	2,685	2,700
Federal Home Loan Mortgage, TBA, 4.00%, 1/1/42	2,240	2,336
Federal National Mortgage Assn.		
2.00%, 8/1/28	1,420	1,396
2.50%, 12/1/27 - 8/1/28	6,266	6,335
3.00%, 1/1/27 - 3/1/43	11,779	11,829
3.50%, 11/1/25 - 12/1/42	5,407	5,641
4.00%, 12/1/20 - 3/1/41	11,825	12,490
4.50%, 11/1/18 - 12/1/41	13,284	14,213
5.00%, 10/1/18 - 7/1/41	10,632	11,573
5.50%, 1/1/17 - 7/1/41	10,399	11,365
6.00%, 5/1/21 - 9/1/39	9,297	10,229
6.50%, 4/1/15 - 9/1/38	1,677	1,863
7.00%, 10/1/15 - 11/1/36	104	118
7.50%, 10/1/25 - 3/1/31	9	9
Federal National Mortgage Assn., ARM		
2.328%, 7/1/35	92	97
2.394%, 7/1/36	176	188
2.508%, 8/1/37	74	78
2.748%, 9/1/37	38	40
2.757%, 1/1/37	107	114
5.864%, 9/1/36	30	32
		123,091

U.S. Government Obligations 7.8%		
Government National Mortgage Assn.		
2.50%, 5/20/27 - 2/20/43	5,607	5,518
3.00%, 11/20/42	2,617	2,613
3.50%, 9/15/41	3,013	3,133
4.00%, 10/20/40 - 8/20/42	4,329	4,633
4.50%, 11/20/39 - 3/20/41	6,614	7,188
5.00%, 9/15/39 - 3/20/41	5,235	5,740
5.50%, 2/20/34 - 10/20/39	1,454	1,618
6.00%, 7/15/16 – 4/15/34	128	142
6.50%, 5/15/16 - 12/20/33	41	45
7.00%, 12/15/13 - 6/15/31	18	20
7.50%, 9/15/15 - 1/15/32	75	81
8.00%, 1/15/26	20	22
Government National Mortgage Assn., TBA		
3.00%, 1/1/42	1,696	1,689
3.50%, 1/1/41	10,375	10,769
		43,211
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $165,412)		166,302
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 25.0%		
U.S. Government Agency Obligations 0.3% (5)		
Federal National Mortgage Assn., 4.125%, 4/15/14	400	407
Federal National Mortgage Assn., 6.25%, 5/15/29	342	442
Federal National Mortgage Assn., 6.625%, 11/15/30	500	672
		1,521
U.S. Treasury Obligations 24.7%		
U.S. Treasury Bonds, 3.125%, 11/15/41	6,790	6,191
U.S. Treasury Bonds, 3.50%, 2/15/39	1,500	1,488

U.S. Treasury Bonds, 3.625%, 8/15/43	2,000	1,996
U.S. Treasury Bonds, 3.875%, 8/15/40	685	722
U.S. Treasury Bonds, 4.375%, 5/15/41	11,200	12,791
U.S. Treasury Bonds, 4.50%, 2/15/36	320	373
U.S. Treasury Bonds, 4.625%, 2/15/40	695	826
U.S. Treasury Bonds, 5.50%, 8/15/28	146	188
U.S. Treasury Bonds, 6.125%, 11/15/27	543	737
U.S. Treasury Bonds, 6.25%, 5/15/30	163	228
U.S. Treasury Bonds, 6.50%, 11/15/26	100	139
U.S. Treasury Bonds, 7.25%, 5/15/16	505	592
U.S. Treasury Bonds, 7.25%, 8/15/22	235	328
U.S. Treasury Bonds, 7.50%, 11/15/16	450	543
U.S. Treasury Bonds, 8.125%, 8/15/19	590	806
U.S. Treasury Bonds, 8.50%, 2/15/20	12	17
U.S. Treasury Bonds, 8.75%, 5/15/17	275	351
U.S. Treasury Bonds, 9.25%, 2/15/16	20	24
U.S. Treasury Bonds, 9.875%, 11/15/15	180	215
U.S. Treasury Notes, 0.25%, 3/31/15	3,500	3,502
U.S. Treasury Notes, 0.50%, 7/31/17	1,050	1,035
U.S. Treasury Notes, 0.875%, 1/31/17	5,350	5,379
U.S. Treasury Notes, 1.00%, 9/30/16	23,010	23,298
U.S. Treasury Notes, 1.625%, 11/15/22	500	466
U.S. Treasury Notes, 1.75%, 5/31/16	21,650	22,360
U.S. Treasury Notes, 1.75%, 5/15/22	3,075	2,933
U.S. Treasury Notes, 2.00%, 2/15/22	12,960	12,678
U.S. Treasury Notes, 2.00%, 2/15/23	200	192
U.S. Treasury Notes, 2.125%, 5/31/15	14,600	15,031
U.S. Treasury Notes, 2.125%, 8/15/21	5,800	5,784
U.S. Treasury Notes, 2.625%, 12/31/14	3,000	3,085
U.S. Treasury Notes, 2.625%, 4/30/16	4,385	4,623

U.S. Treasury Notes, 2.625%, 8/15/20	2,000	2,097
U.S. Treasury Notes, 2.75%, 2/15/19	1,400	1,495
U.S. Treasury Notes, 3.125%, 5/15/19	250	272
U.S. Treasury Notes, 3.625%, 2/15/20	1,875	2,091
U.S. Treasury Notes, 3.625%, 2/15/21	2,135	2,372
U.S. Treasury Notes, 4.625%, 2/15/17	250	282
		137,530
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $136,429)		139,051
FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 3.4%		
Government Guaranteed 0.3%		
KfW, 4.00%, 1/27/20	525	583
KfW, 4.875%, 1/17/17	300	337
Landwirtschaftliche Rentenbank, 4.875%, 11/16/15	450	489
		1,409
Local Authorities 0.6%		
Hydro-Quebec, 7.50%, 4/1/16	100	116
Province of New Brunswick, 2.75%, 6/15/18	1,000	1,056
Province of New Brunswick, 5.20%, 2/21/17	400	456
Province of Quebec, 2.75%, 8/25/21	1,350	1,331
Province of Quebec, 4.625%, 5/14/18 (2)	140	159
Province of Quebec, 7.50%, 9/15/29	104	142
		3,260
Owned No Guarantee 1.6%		
CNOOC Finance 2013, 3.00%, 5/9/23	870	794
Codelco, 3.00%, 7/17/22 (1)	475	438
Codelco, 3.75%, 11/4/20 (1)	285	288
Ecopetrol, 4.25%, 9/18/18 (2)	470	494

MUNICIPAL SECURITIES 3.2%

California 0.5%		
California, Build America, 7.625%, 3/1/40	650	880
Los Angeles Airport, Build America, 7.053%, 5/15/40	700	829
San Diego County Water Auth., Build America, 6.138%, 5/1/49	275	330
Univ. of California Regents, Build America, 5.77%, 5/15/43	470	538
		2,577
District of Columbia 0.3%		
District of Columbia, Build America, 5.591%, 12/1/34	1,350	1,527
		1,527
Illinois 0.4%		
Chicago, O'Hare Int'l. Airport, Build America, 6.395%, 1/1/40	1,350	1,543
Illinois Toll Highway Auth., Build America, 6.184%, 1/1/34	295	342
Metropolitan Water Reclamation Dist. of Greater Chicago Build America, 5.72%, 12/1/38	460	498
		2,383
Maryland 0.1%		
Maryland Transportation Auth., Build America, 5.888%, 7/1/43	250	280
		280
New Jersey 0.2%		
New Jersey Turnpike Auth., Build America, 7.414%, 1/1/40	1,000	1,330
		1,330
New York 0.7%		
Dormitory Auth. of the State of New York, Build America 5.628%, 3/15/39	700	788
Metropolitan Transportation Auth., Build America 5.871%, 11/15/39	500	552
Metropolitan Transportation Auth., Dedicated Tax Fund Build America, 7.336%, 11/15/39	145	192

New York City Municipal Water Fin. Auth., Build America 6.011%, 6/15/42	1,165	1,402
New York City Transitional Fin. Auth., Build America 5.508%, 8/1/37	700	779
		3,713
Oregon 0.1%		
Oregon DOT, Build America, 5.834%, 11/15/34	250	292
		292
Pennsylvania 0.2%		
Philadelphia IDA, 3.964%, 4/15/26	1,350	1,246
		1,246
Texas 0.1%		
Texas, Build America, GO, 5.517%, 4/1/39	700	807
		807
Utah 0.4%		
Utah Transit Auth., Build America, 5.937%, 6/15/39	2,000	2,304
		2,304
Virginia 0.2%		
Virginia Public Building Auth., Build America, 5.90%, 8/1/30	600	682
Virginia Transportation Board, Build America, 5.35%, 5/15/35	480	518
		1,200
Total Municipal Securities (Cost $16,036)		17,659
SHORT-TERM INVESTMENTS 3.5%		
Money Market Funds 3.5%		
T. Rowe Price Reserve Investment Fund, 0.04% (6)(7)	19,251	19,251
Total Short-Term Investments (Cost $19,251)		19,251

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 10/31/13	10/31/12
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 16,217	$ 25,696
Net realized gain	9,645	23,073
Change in net unrealized gain / loss	(37,589)	4,570
Increase (decrease) in net assets from operations	(11,727)	53,339
Distributions to shareholders		
Net investment income	(20,404)	(30,318)
Net realized gain	(12,290)	(4,169)
Decrease in net assets from distributions	(32,694)	(34,487)
Capital share transactions*		
Shares sold	148,412	327,268
Distributions reinvested	29,967	31,676
Shares redeemed	(443,358)	(702,076)
Redemption fees received	42	29
Decrease in net assets from capital share transactions	(264,937)	(343,103)
Net Assets		
Decrease during period	(309,358)	(324,251)
Beginning of period	865,216	1,189,467
End of period	**$ 555,858**	**$ 865,216**
Undistributed net investment income	–	–
*Share information		
Shares sold	13,076	28,252
Distributions reinvested	2,623	2,729
Shares redeemed	(39,172)	(60,594)
Decrease in shares outstanding	(23,473)	(29,613)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price U.S. Bond Enhanced Index Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on November 30, 2000. The fund seeks to provide a total return that matches or incrementally exceeds the performance of the U.S. investment-grade bond market, as represented by the Barclays Capital U.S. Aggregate Bond Index.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

Redemption Fees A 0.5% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance On May 1, 2013, the fund adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on October 31, 2013:

There were no material transfers between Levels 1 and 2 during the year.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments The fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA purchase transactions with the intention of taking possession of the underlying securities; however, the fund may elect to extend the settlement by “rolling” the transaction. Until settlement, the fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of October 31, 2013, no collateral had been posted by the fund to counterparties for TBAs. Collateral pledged by counterparties to the fund for TBAs consisted of $117,000 cash and securities valued at $17,000.

Dollar Rolls The fund may enter into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously agrees to purchase a similar, but not identical, TBA with the same issuer, rate, and terms on a later date at a set price from the same counterparty. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities but may close a contract prior to settlement or “roll” settlement to a later date if deemed to be in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Securities Lending The fund lends its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At October 31, 2013, the value of loaned securities was $636,000; the value of cash collateral and related investments was $652,000.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $42,620,000 and $129,077,000, respectively, for the year ended October 31, 2013. Purchases and sales of U.S. government securities aggregated $476,568,000 and $671,710,000, respectively, for the year ended October 31, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended October 31, 2013, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2013 and October 31, 2012, were characterized for tax purposes as follows:

At October 31, 2013, the tax-basis cost of investments and components of net assets were as follows:

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.30% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are allocated to the fund in proportion to the average daily value of its shares owned by the college savings plan. Shareholder servicing costs allocated to the fund are borne by Price Associates, pursuant to the fund’s all-inclusive fee agreement. At October 31, 2013, approximately 8% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of T. Rowe Price U.S. Bond
Enhanced Index Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price U.S. Bond Enhanced Index Fund, Inc. (hereafter referred to as the “Fund”) at October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 13, 2013

Tax Information (Unaudited) for the Tax Year Ended 10/31/13

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $2,560,000 from short-term capital gains,

  $12,734,000 from long-term capital gains, subject to the 15% rate gains category.
Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[157]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director and Member of the Advisory Board, Deutsche
2000	Bank North America (2004 to present); Director, Under Armour
[157]	(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001
[157]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[157]	Officer (2007), and Director (1999 to present), Starwood Hotels &
Resorts, hotel and leisure company; Senior Advisor, Kohlberg,
Kravis, Roberts & Co. LP, a global investment firm (2008 to 2009);
Trustee, Starwood Lodging Trust, a real estate investment trust and former subsidiary of Starwood (1995 to 2006)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997
(1952	to present); Chairman of Compensation Committee and Director,
2012	Syniverse Holdings, Inc. (2008 to 2011); Executive Vice President
[157]	and General Counsel, Scripps Networks, LLC (1997 to 2009)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[157]	Group (2004 to present); Director, Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives (2004 to 2010)
2013
[157]

Theo C. Rodgers	Founder and President, A&R Development Corporation (1977 to
(1941)	present) and A&R Management, Inc. (1984 to present)
2005
[157]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC
2012	(2011 to present); Member, National Academy of Education (2010
[157]	to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (1998 to 2009 and 2011 to
present); Member, President’s Council of Economic Advisors
(2009 to 2011); Member, The MacArthur Foundation Network on
the Transition to Adulthood and Public Policy (2000 to 2008);
Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008 and
2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2000	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[157]	General Growth Properties, Inc. (2010 to present); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[157]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[157]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chairman
of the Board, Chief Executive Officer, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Michael C. Gitlin	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price,
(1970)	T. Rowe Price Group, Inc., and T. Rowe Price International
2010
[52]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With U.S. Bond Enhanced
Index Fund	Principal Occupation(s)

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Steven C. Huber, CFA, FSA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Robert M. Larkins, CFA (1973)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Martin G. Lee (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Peter D. Leiser, Jr. (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Andrew C. McCormick (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary,
Vice President	T. Rowe Price Investment Services, Inc.,
T. Rowe Price Retirement Plan Services, Inc.,
T. Rowe Price Services, Inc., and T. Rowe Price
Trust Company; Vice President and Secretary,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Brian M. Ropp, CPA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David A. Tiberii, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Zhen Xia (1987)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,828,000 and $1,333,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 13, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 13, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date December 13, 2013